SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION RELATED TO OPERATING LEASE (Details) - USD ($)	Mar. 31, 2024	Sep. 30, 2023
Leases
Operating lease right-of-use assets	$ 165,636	$ 166,649
Right-of-use assets - accumulated amortization	(44,928)	(21,748)
Right-of-use assets, net	120,708	144,901
Operating lease liabilities – current	48,426	47,537
Operating lease liabilities – non-current	72,282	97,364
Total operating lease liabilities	$ 120,708	$ 144,901